UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15723 (Commission File Number)	05-0376157 (IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On May 21, 2024, United Natural Foods, Inc., a Delaware corporation (the “Company”), and Whole Foods Market Services, Inc. (“Whole Foods Market”), an affiliate of Whole Foods Market, Inc., entered into an Amended and Restated Agreement for Distribution of Products (the “Distribution Agreement”). The Distribution Agreement amends and restates the Company’s prior agreement with Whole Foods Market Distribution, Inc., dated October 30, 2015, as amended on March 3, 2021, which was scheduled to terminate on September 27, 2027. The Distribution Agreement extends the term to May 20, 2032.
The Distribution Agreement relates to all products except produce and catch weight meat purchased by Whole Foods Market from the Company for sale in Whole Foods Market’s continental United States locations (excluding products distributed by UNFI Canada, Inc., Tony’s Fine Foods, Nor-Cal Produce, Inc. and Albert’s Organics, Inc., each of which is a wholly owned subsidiary of the Company, and products purchased by Whole Foods Market from the Company's non-wholesale, manufacturing arms and retail divisions).

The Distribution Agreement provides for certain pricing and other terms in the event that Whole Foods Market meets certain minimum purchase requirements in certain periods.

The foregoing description of the Distribution Agreement in this Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Distribution Agreement, a copy of which will be filed as an Exhibit to UNFI’s Quarterly Report on Form 10-Q for the quarter ended April 27, 2024.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the Distribution Agreement issued by the Company on May 21, 2024 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release of United Natural Foods, Inc. dated May 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Giorgio Matteo Tarditi
Name:	Giorgio Matteo Tarditi
Title:	President and Chief Financial Officer

Date:    May 21, 2024